Exhibit 10.65

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of June 24, 1999, among Fidelity Holdings, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto on the date of this Agreement (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the "Purchase Agreement").

            The Company and the Purchasers hereby agree as follows:

      1. Definitions

            Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjustable Warrants" shall have the meaning set forth in the Purchase Agreement.

            "Advice" shall have meaning set forth in Section 6(e).

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other governmental action to close.

            "Closing Date" shall have the meaning set forth in the Purchase Agreement.

            "Closing Warrants" shall have the meaning set forth in the Purchase Agreement.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the Company's common stock, $.01 par value per share.

            "Effectiveness Date" means the 90th day following the Closing Date, except that with respect to any Registration Statement to be filed pursuant to
Section 2(f) hereof, means the ninetieth (90) day following a Vesting Date, provided, that if (i) the Commission fails to respond with either comments (whether or not such comments request the filing of additional material), a request for additional information, a notice of no-review, or a notice of no further review (whether, in any case, orally or in writing) to the filing by the Company with the Commission of a Registration Statement or an amendment thereto within 20 days of the date that such Registration Statement or amendment thereto was filed (the "Response Period"), and (ii) the Company shall have during such entire period used its best efforts to obtain such comments, requests or notifications, then, for each day after the Response Period during which such failure by the Commission continues and during which the Company shall have continued to have used its best efforts to obtain such comments, requests or notifications, one day will be added to the definition of "Effectiveness Date" for all purposes of this Agreement, provided, however, that for purposes of measuring the period of initial response to the Company's filing of the initial Registration Statement pursuant to the terms hereof, the Response Period shall be 30 days.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means the 30th day following the Closing Date, except that with respect to any Registration Statement to be filed pursuant to Section 2(f) hereof, means the fifteenth (15) day following a Vesting Date.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.


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

            "Prospectus" means the prospectus included a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registration Delay Payments" shall have the meaning set forth in
Section 2(e).

            "Registrable Securities" means (i) the Shares and (ii) the shares of Common Stock issuable upon exercise of the Warrants.

            "Registration Statements" means the registration statements and any additional registration statements contemplated by Sections 2(a) and 2(f), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

            "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means the shares of Common Stock issued to the Purchasers on the Closing Date pursuant to the Purchase Agreement.

            "Special Counsel" means one special counsel to the Holders for which the Holders will be reimbursed by the Company pursuant to Section 4.

            "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.


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

            "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

            "Vesting Date" shall have the meaning set forth in the Adjustable Warrants.

            "Warrants" means the Closing Warrants and the Adjustable Warrants.

      2. Shelf Registration

            (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Holders may consent). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two (2) years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"), provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holder not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

            (b) In order to account for the fact that the number of shares of Common Stock that are issuable upon exercise of the Adjustable Warrant is determined in part upon the Per Share Market Value (as defined in the Adjustable Warrant) on a Vesting Date (as defined in the Adjustable Warrant), the initial Registration Statement to be filed hereunder shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (i) the number of shares issuable upon exercise of the Adjustable Warrant, assuming, for the purposes of this subsection (i), that the Adjustment Price (as defined in the Adjustable Warrant) on each Vesting Date is 50% of the Per Share Market Value for the Trading Day (as defined in the Adjustable Warrant) immediately preceding the Closing Date, (ii) the number of shares issuable upon exercise in full of the Closing Warrant and (iii) the Shares (the sum of (i), (ii) and (iii), the "Initial Minimum").

            (c) If the Holders of a majority of the Registrable Securities then outstanding so elect, an offering of Registrable Securities pursuant to a Registration Statement may be effected in the form of an Underwritten Offering. In such event, and, if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.


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

            (d) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Company upon consultation with the Holders of a majority of the Registrable Securities. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

            (e) If (i) the initial Registration Statement covering the Registrable Securities to be covered thereby as set forth herein is not filed on or before the Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review, or (iii) the initial Registration Statement filed hereunder is not declared effective by the Commission on or before the thirtieth
(30) day following the Effectiveness Date, or (iv) after a Registration Statement has been declared effective by the Commission, such Registration Statement is either not effective as to all Registrable Securities required to be covered thereby throughout the Effectiveness Period for a period of more than three (3) aggregate days or the Holders are not permitted for any reason to make sales thereunder during such period, (v) an amendment to the Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for a Registration Statement to be declared effective, (vi) the Company shall become ineligible to register securities for resale with the Commission under Form S-3, or (vii) trading in the Common Stock shall be suspended from the NASDAQ (as defined herein) or a Subsequent Market (as defined herein) for more than three (3) Business Days (which need not be consecutive days) (any such failure or breach being referred to as an "Event," and for purposes of clauses
(i), (iii) and (vi) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Business Day period is exceeded, or for purposes of clause (v) the date on which such ten (10) day period is exceeded, or for purposes of clause (iv) the date on which such three (3) day period is exceeded, or for purposes of clause (vii) the date on which such three
(3) Business Day period is exceeded being referred to as "Event Date"), then, in any such case, as partial relief for the damages suffered therefrom by the Holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall on the Event Date and on each monthly anniversary thereof until the triggering Event is cured, pay to the Holder an amount in cash, as liquidated damages for the estimated cost to the Holders of not having liquid securities in the time contemplated by the Transaction Documents and not as a penalty, equal to 1% (the "Percentage") of the purchase price paid by such Holder pursuant to the Purchase Agreement, provided, that (i) after the Event Date, the Percentage shall equal 3% and (ii) in the case of an Event under clause 2(e)(iii), on and after the ninetieth (90th) day following the Effectiveness Date, the Percentage shall equal 5%. The payments to which the Holders shall be entitled pursuant to this Section are referred to herein as "Registration Delay Payments."


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

Registration Delay Payments shall be calculated on a cumulative basis and paid within five (5) Business Days of the Event Date and each monthly anniversary thereof. If the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (or the maximum rate permitted by law), pro-rated for partial months, until paid in full. Notwithstanding anything to the contrary, the Company shall not be required to make any Registration Delay Payments if an Event described above arises solely as a result of (i) comments by the Commission relating to or directed at any of the Holders in connection with a Registration Statement and no other comments relating to the Registration Statement remain outstanding or
(ii) the fact that the Commission refuses to accept or review a Registration Statement because shares of Common Stock issuable upon exercise of the Adjustment Warrants are being included in such Registration Statement unless the Company refuses to permit all other Registrable Securities to immediately go effective in such initial Registration Statement.

            (f) Notwithstanding anything to the contrary, if the Commission refuses to accept or review a Registration Statement because shares of Common Stock issuable upon exercise of the Adjustment Warrants are being included in such Registration Statement, then, with respect to each Vesting Date, the Company shall, within fifteen (15) days of a Vesting Date, file an additional Registration Statement covering the Registrable Securities then issuable upon exercise of the Adjustable Warrants and use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the ninetieth (90th) day following the applicable Vesting Date.

      3. Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith, or, in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and the Holders) which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or


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

supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) use its best effort to respond as quickly as possible, and, in case the obtainment of information requested by the Commission which is within the control of the Company, no later than ten (10) Business Days of receipt thereof, to all comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) (i) File additional Registration Statements if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement. The Company shall have 30 days to file such additional Registration Statements after its receipt of notice of the requirement thereof which the Holders may give at any time when the Registrable Securities exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement hereunder. In such event, the Registration Statement required to be filed by the Company shall include a number of shares of Common Stock equal to no less than the Initial Minimum and any other Registrable Securities not then registered in a Registration Statement.

                  (ii) File such supplements or attach "stickers" to the Registration Statement or Prospectus as and when required by the Commission to evidence a material amount of resales by a Holder pursuant to a Prospectus. In connection therewith, if such supplements or "stickers" are periodically required by the Commission, the Company shall, within four (4) Business Days, file such supplements or attach such "stickers" whenever a Holder has sold 50% of the Registrable Securities covered by the then outstanding Prospectus (as last supplemented or "stickered") in order to cover 100% of the number of the outstanding Registrable Securities.

            (d) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Business Days (or, in the case of a supplement or "sticker" required to be filed or attached pursuant to Section 3(c)(ii), within one (1) Business Day) prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than


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

one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders, which the Holders shall keep confidential); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (f) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably request should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(f) that would, in the opinion of counsel for the Company or the Board of Directors of the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

            (g) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and


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

each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (h) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (i) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject or make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

            (j) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request.

            (k) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (l) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market ("NASDAQ") or on any other stock market or trading facility on which the shares of Common Stock are traded, listed or quoted (each a "Subsequent Market") as and when required pursuant to the Purchase Agreement.

            (m) In the event of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, use its reasonable best efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reason ably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to Section 3(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

            (n) In the event of an Underwritten Offering, make available for inspection by any underwriter participating in any disposition of Registrable Securities, and any Special Counsel at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such person; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

            (o) Comply with all applicable rules and regulations of the Commission.

            (p) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

      4. Registration Expenses

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in Section 4(b), shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the NASDAQ and any Subsequent Market on which the Common Stock is then listed for trading, and (B) reasonably incurred in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may reasonably designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, up to an aggregate of $7,500
(v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other

Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

            (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof. Notwithstanding the foregoing, except in connection with a block trade by a broker who as a result of the trade may be deemed an underwriter, if at any time the Company has (i) timely filed the Registration Statement on or prior to the applicable Filing Date, (ii) caused the Registration Statement to be declared effective as promptly as possible after the filing thereof but in any event prior to the applicable Effectiveness Date and (iii) kept the Registration Statement continuously effective under the Securities Act, all in accordance with the terms of this Agreement, and if at any such time the Holders require an Underwritten Offering pursuant to the terms hereof, then Holders shall be responsible for all costs, fees and expenses in connection with such Underwritten Offering.

      5. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attor neys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor, during the Effectiveness Period, shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to the registration of the Common Stock that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to the registration of the Common Stock to any Person that have not been satisfied. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register shares of the Common Stock under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

            (c) No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

            (d) Compliance. Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(h) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to any of them in connection with sales of Registrable Securities pursuant to the Registration Statement.

            (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (f) Piggy-Back Registrations. (i) If at any time, during the period from the date hereof until two (2) years from the date hereof, when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject, in the event of an underwritten offering, to customary cutbacks and lock-ups requested by the managing underwriter of all selling stockholders thereunder, on a pro-rata basis with such other selling stockholders.

                  (ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6(f) with respect to the Registrable Securities of any selling Holder, that such Holder shall furnish to the Company such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under the Securities Act to effect the registration of such Holder's Registrable Securities and to execute such documents (including, without limitation, any underwriting agreement) in connection with such registration as the Company may reasonably request.

            (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 80% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:   Fidelity Holdings, Inc.
                           80-02 Kew Gardens Road, Suite 5000
                           Kew Gardens, New York 11415
                           Facsimile No.:  (718) 793-2455
                           Attn: Doron Cohen, President

      With copies to:      Littman Krooks Roth & Ball P.C.
                           655 Third Avenue
                           New York, New York 10017-5617
                           Attn: Mitchell C. Littman, Esq. and
                                 James J. Quinlan, Esq.
                           Facsimile No.: (212) 490-2990

      If to a Purchaser:   To the address set forth under such Purchaser's name
                           on the signature pages hereto.

            (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of Holders of a majority of Registrable Securities then outstanding. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under this Agreement and the Purchase Agreement.

            (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (k) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (m) Severability. If any term, provision, covenant or restriction of this Agree ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (o) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                        FIDELITY HOLDINGS, INC.

                        By: /s/ Doron Cohen
                            ----------------------------
                            Name: Doron Cohen
                            Title: President


                        STRONG RIVER INVESTMENTS, INC.

                        By: /s/ Ken Henderson
                            ----------------------------
                            Name: Ken Henderson
                            Title: Attorney-in-Fact

                        Address for Notice:

                        Strong River Investments, Inc.
                        c/o Cavallo Capital Corp.
                        630 Fifth Avenue, Suite 2000
                        New York, NY 10111
                        Facsimile No.: (212) 332-3256
                        Attn: Avi Vigder

                        With copies to:
                        Robinson Silverman Pearce Aronsohn &
                           Berman LLP
                        1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630
                        Attn: Kenneth L. Henderson, Esq. and
                              Eric L. Cohen, Esq.


                        BAY HARBOR INVESTMENTS, INC.

                        By: /s/ Ken Henderson
                            ----------------------------
                            Name: Ken Henderson
                            Title: Attorney-in-Fact

                        Address for Notice:
                        Bay Harbor Investments, Inc.
                        c/o Cavallo Capital Corp.
                        630 Fifth Avenue, Suite 2000
                        New York, NY 10111
                        Facsimile No.: (212) 332-3256
                        Attn: Avi Vigder

                        With copies to:

                        Robinson Silverman Pearce Aronsohn &
                           Berman LLP
                        1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630
                        Attn: Kenneth L. Henderson, Esq. and
                              Eric L. Cohen. Esq.


                        AUGUSTA STREET LLC

                        By: Citco Trustees (Cayman) Limited

                        By: Lana Farrington
                            ----------------------------
                            Name: Lana Farrington
                            Title: Attorney-in-Fact

                        Address for Notice:

                        Augusta Street LLC
                        c/o Citco Trustees (Cayman) Limited
                        Commercial Centre
                        P.O. Box 31106 SMB
                        Grand Cayman
                        Cayman Islands
                        British West Indies
                        Facsimile No.: (345) 945-7566

                        With copies to

                        Krieger & Prager, Esqs.
                        319 Fifth Avenue
                        New York, NY  10016

                        Facsimile No.:  (212) 213-2077
                        Attn: Samuel L. Krieger, Esq

                              -and-

                        Southridge Capital Management LLC
                        Executive Pavillon
                        90 Grove Street
                        Ridgefield, CT 06877
                        Facsimile No.: (203) 431-8301
                        Attn: Henry Sargent, Esq.

                                                                         Annex A

                              Plan of Distribution

      The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o     privately negotiated transactions;

o     short sales;

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o     a combination of any such methods of sale; and

o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

      The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.